UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

Item 1. Reports to Stockholders

Annual Report August 31, 2006

EATON VANCE
TAX-
ADVANTAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

M A N A G E M E N T’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E

Aamer Khan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

The Fund

•                  Based on share price, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 25.88% for the year ended August 31, 2006.(1) This return resultedfrom an increase in share price from $21.69 on August 31, 2005, to $25.55 on August 31, 2006, andthe reinvestment of $1.564 per share in dividend income. Based on the Fund’s most recent dividend and a closing share price of $25.55 on August 31, 2006, the Fund had a market yield of 6.22%.(2)

•                  Based on net asset value (NAV), the Fund had a total return of 15.66% for the year ended August 31, 2006.(1) That return was the result of an increase in NAV per share from $24.86 on August 31, 2005, to $26.91 on August 31, 2006, and the reinvestment of $1.564 per share in dividend income.

•                  For comparison, during the year ended August 31, 2006, the Russell 1000 Value Index had a return of 13.96%.(3)

•                  The Fund’s Lipper peer group, the Lipper Value Funds (closed-end) Classification, had an average return, at net asset value, of 11.36% for the same period.(3)

Management Discussion

•                  During the year ended August 31, 2006, U.S. stock prices fluctuated significantly. The market rallied in the first half of the period, driven by impressive corporate earnings results and a belief that the Federal Reserve Board (the “Fed”) would ease monetary policy after almost two years of raising interest rates. Stock prices declined sharply in May, however, on fears that interest rates could continue to rise and concerns about record-high energy prices. In the final months of the period, stocks again moved up, driven by a signifcant decline in energy prices, fewer geopolitical worries, and benign inflation numbers thateased concerns about future rate hikes. High-quality, value-oriented stocks with higher dividend payments generally outperformed growth stocks paying little or no dividends.

•                  Based on the Fund’s objective of providing a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the year. At the end of the period, the Fund had approximately 75% of total investments invested in common stocks, approximately 24% of total investments invested in preferred stocks and 1% of total investments in short-term instruments. Within the common stock portfolio, the Fund had a significant exposure to the utility, energy and financials sectors. In addition, the Fund maintained a diversified common stock portfolio across the consumer, industrial, telecommunications, health care and materials sectors.

•                  During the period, stock selection was a key driver of the Fund’s performance. Stocks making meaningful positive contributions to the Fund’s performance during the period included holdings in the utilities, consumer discretionary, communications and financials sectors. In the utilities sector, management’s continued emphasis on higher-quality integrated utilities with strong cash flows and steady earnings growth was beneficial during the period, as these made positive contributions to relative performance. The Fund also

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          Performance results reflect the effect of leverage.

(2)          The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)          It is not possible to invest directly in an Index or a Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

benefited from favorable performance among several European bank stocks, which were undervalued when management purchased them early in the fiscal year and subsequently outperformed. However, the Fund’s relative performance was hurt because it did not own — or was underweighted in — several financial services, insurance, and banking stocks that performed well during the period. The Fund also benefited from its holdings in the communications equipment industry, while in the consumer discretionary sector, a low exposure to underperforming media stocks aided relative returns. In the industrials sector, the Fund’s exposure to the commercial printing industry detracted from performance.

•                  As mentioned, nearly one-quarter of the Fund’s total investments was invested in preferred stocks, which are influenced by Fed monetary policy. During the year ended August 31, 2006, the Fed moved to increase short-term interest rates seven times by a total of 1.75%. At period end, the Fed Funds target rate, a key short-term interest rate benchmark, stood at 5.25%. Rates rose across the yield curve as well (though not as much on the long end), exerting downward pressure on prices in the preferred stock portion of the Fund. At the same time, rising rates were somewhat offset by solid corporate credit quality and tighter yield spreads. Nonetheless the net effect resulted in preferred stock total returns that were less than their dividend payout rates.

•                  A portion of Fund assets was invested in non-U.S. common and preferred stocks during the period. Theseinvestments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of August 31, 2006, approximately 28.7% of the Fund’s total investments was invested in non-U.S. common stocks. In addition, approximately 12.7% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks of non-U.S. issuers that are denominated in U.S. dollars.

•                  During the past fiscal year, the Fund has increased its monthly dividend two times and also paid out a special dividend. The first increase, announced in October 2005, was from $0.1175 to $0.1225 per share; and the second increase, announced in May 2006, was from $0.1225 to $0.1325 per share. The special dividend, announced in December 2005, was for $0.0587 per share. The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

•                  The increases in the Fund’s monthly dividend reflected both the implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio. The dividend capture strategy is a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful in the future. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•                  All of the dividends paid by the Fund during the fiscal year ended August 31, 2006, were qualified dividends subject to federal income tax at long-term capital gains rates (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•                  In December 2003, the Fund issued its Auction Preferred Shares (APS) to provide the Fund financial leverage. As of August 31, 2006, the Fund’s $700 million issued and outstanding APS equaled approximately 26% of total assets and maintained a weighted average reset period of 21 days, which is comparable to what it was when the Fund’s leverage was originally issued. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

•                  The Fund’s strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of income, and for capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations. As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

P E R F O R M A N C E

Performance*

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	25.88%
Life of Fund (9/30/03)	17.68%

Average Annual Total Returns (at net asset value)

One Year	15.66%
Life of Fund (9/30/03)	19.79%

* Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market valatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation **

By total investments

** Portfolio information may not be representative of current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 102.1%

Security	Shares	Value
Aerospace & Defense — 1.3%
Honeywell International, Inc.	300,000	$11,616,000
United Technologies Corp.	224,100	14,053,311
		$25,669,311
Auto Components — 0.6%
Johnson Controls, Inc.	159,300	$11,458,449
		$11,458,449
Capital Markets — 1.5%
Goldman Sachs Group, Inc. (The)	196,000	$29,135,400
		$29,135,400
Commercial Banks — 18.4%
Allied Irish Banks PLC(1)	332,000	$8,652,048
Anglo Irish Bank Corp. PLC(1)	849,895	14,070,098
Bank of Ireland(1)	771,700	14,653,787
Bank of Montreal(1)	179,000	10,861,720
Bank of Nova Scotia(1)	206,600	8,852,810
Barclays PLC(1)	2,792,028	34,946,028
BNP Paribas SA(1)	376,000	39,944,943
Canadian Imperial Bank of Commerce(1)	200,000	14,477,134
HBOS PLC(1)	313,500	5,980,960
HSBC Holdings PLC(1)	3,067,979	55,617,617
KBC Groep NV(1)	365,300	39,309,544
Societe Generale(1)	213,540	34,461,838
UniCredito Italiano SPA(1)	3,671,000	29,228,598
Wachovia Corp.	900,000	49,167,000
		$360,224,125
Commercial Services & Supplies — 0.7%
R.R. Donnelley & Sons Co.	450,000	$14,589,000
		$14,589,000
Communications Equipment — 0.8%
Nokia Oyj ADR	750,000	$15,660,000
		$15,660,000

Security	Shares	Value
Diversified Financial Services — 5.0%
Bank of America Corp.	771,300	$39,698,811
Citigroup, Inc.	949,630	46,864,241
JPMorgan Chase & Co.	256,400	11,707,224
		$98,270,276
Diversified Telecommunication Services — 7.8%
AT&T, Inc.	1,500,000	$46,695,000
BellSouth Corp.	550,000	22,396,000
BT Group PLC(1)	6,250,000	29,348,867
Embarq Corp.(2)	45,000	2,121,750
Telefonos de Mexico SA de CV ADR	1,700,000	41,038,000
Telenor ASA(1)	756,900	9,611,584
Windstream Corp.	51,696	682,387
		$151,893,588
Electric Utilities — 13.2%
E.ON AG(1)	500,000	$63,524,504
Edison International	1,500,000	65,460,000
Enel SPA(1)	1,000,000	8,919,584
Entergy Corp.	50,000	3,882,500
Exelon Corp.	75,000	4,573,500
FirstEnergy Corp.	350,000	19,971,000
Fortum Oyj(1)	1,200,000	32,218,364
FPL Group, Inc.	500,000	22,225,000
Scottish Power PLC(1)	3,253,968	38,406,586
		$259,181,038
Electrical Equipment — 1.6%
Cooper Industries, Ltd., Class A(1)	225,000	$18,423,000
Emerson Electric Co.	150,000	12,322,500
		$30,745,500
Energy Equipment & Services — 2.0%
GlobalSantaFe Corp.(1)	670,310	$32,992,658
Noble Corp.(1)	83,250	5,443,718
		$38,436,376
Food Products — 0.7%
Nestle SA(1)	38,000	$13,033,458
		$13,033,458

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.1%
Harrah's Entertainment, Inc.	250,000	$15,590,000
Starwood Hotels & Resorts Worldwide, Inc.	130,000	6,923,800
		$22,513,800
Household Durables — 1.6%
D.R. Horton, Inc.	608,000	$13,333,440
Stanley Works (The)	400,000	18,892,000
		$32,225,440
Household Products — 0.4%
Kimberly-Clark Corp.	135,000	$8,572,500
		$8,572,500
Industrial Conglomerates — 2.2%
General Electric Co.	1,268,100	$43,191,486
		$43,191,486
Insurance — 1.2%
American International Group, Inc.	118,000	$7,530,760
Fidelity National Title Group, Inc., Class A	100,000	2,016,000
Lincoln National Corp.	222,430	13,501,501
		$23,048,261
Machinery — 1.2%
Caterpillar, Inc.	350,000	$23,222,500
		$23,222,500
Metals & Mining — 4.9%
BHP Billiton, Ltd. ADR	500,600	$21,075,260
Cia Vale do Rio Doce ADR	975,000	20,904,000
Fording Canadian Coal Trust(1)	255,000	7,701,000
Phelps Dodge Corp.	244,600	21,891,700
Rio Tinto PLC(1)	390,476	19,679,711
Worthington Industries, Inc.	250,000	4,777,500
		$96,029,171
Multi-Utilities — 6.6%
KeySpan Corp.	122,510	$5,022,910
National Grid PLC(1)	1,487,431	18,059,671
RWE AG(1)	800,000	73,226,825
SCANA Corp.	200,000	8,270,000

Security	Shares	Value
Multi-Utilities (continued)
Sempra Energy	500,000	$24,860,000
		$129,439,406
Oil, Gas & Consumable Fuels — 15.7%
BP PLC ADR	800,000	$54,440,000
Chevron Corp.	900,000	57,960,000
ConocoPhillips	720,000	45,669,600
Exxon Mobil Corp.	150,500	10,184,335
Husky Energy, Inc.(1)	386,000	26,601,739
Marathon Oil Corp.	757,500	63,251,250
Neste Oil Oyj(1)	300,000	9,419,733
Peabody Energy Corp.	500,000	22,035,000
Statoil ASA(1)	475,000	12,859,569
Williams Cos., Inc. (The)	210,500	5,184,615
		$307,605,841
Pharmaceuticals — 3.2%
Johnson & Johnson	641,500	$41,479,390
Wyeth	438,000	21,330,600
		$62,809,990
Real Estate Investment Trusts (REITs) — 1.4%
Boston Properties, Inc.	261,600	$26,586,408
Host Hotels & Resorts, Inc.	79,586	1,793,868
		$28,380,276
Specialty Retail — 0.7%
Limited, Inc. (The)	500,000	$12,865,000
		$12,865,000
Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	275,000	$19,219,750
		$19,219,750
Thrifts & Mortgage Finance — 1.3%
Washington Mutual, Inc.	600,000	$25,134,000
		$25,134,000
Tobacco — 3.8%
Altria Group, Inc.	900,000	$75,177,000
		$75,177,000

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Water Utilities — 1.3%
Severn Trent PLC(1)	1,000,000	$25,011,741
		$25,011,741
Wireless Telecommunication Services — 0.9%
Alltel Corp.	50,000	$2,710,500
Sprint Nextel Corp.	900,000	15,228,000
		$17,938,500
Total Common Stocks (identified cost $1,405,868,496)		$2,000,681,183

Preferred Stocks — 32.3%

Security	Shares	Value
Auto Components — 0.7%
Porsche International Finance PLC, 7.20%(1)(3)	145,000	$14,113,067
		$14,113,067
Capital Markets — 0.9%
UBS Preferred Funding Trust I, 8.622%(1)(3)(4)	150,000	$17,189,430
		$17,189,430
Commercial Banks — 11.1%
Abbey National Capital Trust I, 8.963%(1)(3)(4)	70,000	$9,134,797
Abbey National PLC, 7.375%(1)	141,700	3,606,265
ABN AMRO Capital Funding Trust VII, 6.08%(1)	51,000	1,259,700
ABN AMRO North America Capital Funding Trust, 6.968%(1)(4)(5)	1,250	1,325,000
Banco Santander, 6.41%(1)	80,000	2,020,000
Barclays Bank PLC, 6.86%(1)(3)(4)(5)	35,000	3,755,567
Barclays Bank PLC, 8.55%(1)(3)(4)(5)	141,000	16,077,807
BNP Paribas Capital Trust, 9.003%(1)(3)(4)(5)	123,950	14,133,287
CA Preferred Fund Trust II, 7.00%(1)(3)	50,000	5,109,040
CA Preferred Fund Trust, 7.00%(1)(3)	255,000	26,053,962
Cobank, ABC, 7.00%(5)	400,000	21,539,600
Den Norske Bank, 7.729%(1)(3)(4)(5)	160,000	17,482,480
First Republic Bank, 6.70%	576,700	14,636,646
First Tennessee Bank, 6.357%(4)(5)	4,275	4,373,592
HSBC Capital Funding LP, 9.547%(1)(3)(4)(5)	205,000	23,581,786
HSBC Holdings PLC, 6.20%(1)	100,000	2,472,000
Lloyds TSB Bank PLC, 6.90%(1)(3)	110,000	11,105,688

Security	Shares	Value
Commercial Banks (continued)
Royal Bank of Scotland Group PLC, 8.10%(1)	31,000	$797,630
Royal Bank of Scotland Group PLC, 9.118%(1)(3)	256,250	29,506,368
Standard Chartered PLC, 8.90%(1)(3)	18,000	1,841,495
US Bancorp, Series B, 6.107%(4)	285,000	7,438,500
		$217,251,210
Diversified Financial Services — 0.9%
ING Groep NV, 6.125%(1)	225,000	$5,573,250
ING Groep NV, 7.20%(1)	473,155	12,155,352
		$17,728,602
Electric Utilities — 0.2%
Interstate Power & Light Co., 7.10%	181,400	$4,602,118
		$4,602,118
Food Products — 1.3%
Dairy Farmers of America, 7.875%(5)	220,000	$21,667,360
Ocean Spray Cranberries, Inc., 6.25%(5)	47,500	3,795,549
		$25,462,909
Gas Utilities — 1.3%
Southern Union Co., 7.55%	965,000	$25,041,750
		$25,041,750
Insurance — 6.5%
ACE Ltd., 7.80%(1)	230,775	$5,972,457
Aegon NV, 6.50%(1)	100,000	2,514,000
Arch Capital Group, Ltd., 7.875%(1)	60,500	1,542,750
Arch Capital Group, Ltd., 8.00%(1)	424,500	11,037,000
AXA, 7.10%(1)(3)	200,000	20,110,820
Endurance Specialty Holdings, Ltd., 7.75%(1)	402,500	9,961,875
ING Capital Funding Trust III, 8.439%(1)(3)(4)	105,750	11,870,543
MetLife, Inc., 6.33%(4)	195,500	5,014,575
MetLife, Inc., 6.50%	93,500	2,388,925
PartnerRe, Ltd., 6.50%(1)	200,000	4,874,000
PartnerRe, Ltd., 6.75%(1)	98,200	2,449,108
Prudential PLC, 6.50%(1)(3)	240,000	23,810,088
RenaissanceRe Holdings, Ltd., 6.08%(1)	309,100	6,871,293
Zurich Regcaps Fund Trust I, 6.58%((1)4)(5)	6,000	6,176,250
Zurich Regcaps Fund Trust VI, 6.115%(1)(4)(5)	12,500	12,582,031
		$127,175,715

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 8.4%
AMB Property Corp., 6.75%	426,000	$10,564,800
Colonial Properties Trust, 8.125%	577,000	14,892,370
Developers Diversified Realty Corp., 7.375%	160,000	4,081,600
Developers Diversified Realty Corp., 8.00%	250,000	6,377,500
Federal Realty Investment, 8.50%	50,000	1,268,500
Health Care REIT, Inc., 7.875%	170,100	4,359,663
Prologis Trust, 6.75%	1,500,000	37,575,000
PS Business Parks, Inc., 7.00%	400,000	9,948,000
PS Business Parks, Inc., 7.95%	400,000	10,440,000
Public Storage, Inc., 6.85%	1,000,000	24,343,800
Regency Centers Corp., 7.45%	45,000	1,140,300
Vornado Realty Trust, 7.00%	1,600,000	40,450,080
		$165,441,613
Thrifts & Mortgage Finance — 1.0%
Federal Home Loan Mortgage Corp., Series S, 6.00%(4)	47,500	$2,422,500
Federal National Mortgage Association, Series K, 5.396%(4)	200,000	10,110,000
Federal National Mortgage Association, Series O, 7.625%(4)	120,000	6,480,000
		$19,012,500
Total Preferred Stocks (identified cost $642,453,967)		$633,018,914

Other Issues — 0.0%

Security	Shares	Value
Scottish Power PLC, Deferred Shares(1)(3)	1,366,666	$0
Total Other Issues (identified cost $0)		$0

Short-Term Investments — 1.0%

Security	Principal Amount (000's omitted)	Value
Abbey National North America, LLC Commercial Paper, 5.28%, 9/1/06	$5,831	$5,831,000
Investors Bank and Trust Company Time Deposit, 5.28%, 9/1/06	3,000	3,000,000
Societe Generale Time Deposit, 5.281%, 9/1/06(1)	11,771	11,771,000
Total Short-Term Investments (at amortized cost, $20,602,000)		$20,602,000
Total Investments — 135.4% (identified cost $2,068,924,463)		$2,654,302,097
Other Assets, Less Liabilities — 0.3%		$6,541,234
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (35.7)%		$(700,747,659)
Net Assets Applicable to Common Shares — 100.0%		$1,960,095,672

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Variable rate security. The stated interest rate represents the rate in effect at August 31, 2006.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate value of the securities is $146,490,309 or 7.5% of the Fund's net assets.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.2%	$1,543,094,475
United Kingdom	13.5	358,571,670
France	5.7	151,584,890
Germany	5.1	136,751,329
Canada	2.6	68,494,404
Bermuda	2.1	55,159,026
Ireland	1.9	51,489,000
Switzerland	1.8	48,981,169
Cayman Islands	1.7	44,408,833
Finland	1.6	41,638,097
Norway	1.5	39,953,633
Belgium	1.5	39,309,544
Italy	1.4	38,148,182
Netherlands	1.3	34,697,845
Spain	0.1	2,020,000
Total	100%	$2,654,302,097

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value (identified cost, $2,068,924,463)	$2,654,302,097
Cash	2,124
Receivable for investments sold	2,035,376
Dividends and interest receivable	7,573,012
Tax reclaim receivable	747,610
Total assets	$2,664,660,219
Liabilities
Payable for investments purchased	$2,029,410
Payable to affiliate for investment adviser fee	1,468,349
Other accrued expenses	319,129
Total liabilities	$3,816,888
Auction preferred shares (28,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	$700,747,659
Net assets applicable to common shares	$1,960,095,672
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss (computed on the basis of identified cost)	(36,358,330)
Accumulated undistributed net investment income	28,124,220
Net unrealized appreciation (computed on the basis of identified cost)	585,388,010
Net assets applicable to common shares	$1,960,095,672
Net Asset Value Per Common Share
($1,960,095,672 ÷ 72,835,900 common shares issued and outstanding)	$26.91

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $2,988,541)	$172,651,391
Interest	968,283
Total investment income	$173,619,674
Expenses
Investment adviser fee	$21,781,709
Trustees' fees and expenses	28,796
Preferred shares remarketing agent fee	1,750,000
Custodian fee	492,486
Printing and postage	241,532
Legal and accounting services	108,082
Transfer and dividend disbursing agent fees	69,261
Miscellaneous	197,671
Total expenses	$24,669,537
Deduct — Reduction of investment adviser fee	$5,310,538
Total expense reductions	$5,310,538
Net expenses	$19,358,999
Net investment income	$154,260,675
Realized and Unrealized Gain (Loss)
Net realized loss — Investment transactions (identified cost basis)	$(29,277,650)
Foreign currency transactions	(575,769)
Net realized loss	$(29,853,419)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$167,382,272
Foreign currency	53,259
Net change in unrealized appreciation (depreciation)	$167,435,531
Net realized and unrealized gain	$137,582,112
Distributions to preferred shareholders from net investment income	$(28,675,922)
Net increase in net assets from operations	$263,166,865

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$154,260,675	$128,005,780
Net realized gain (loss) from investment transactions and foreign currency transactions	(29,853,419)	8,223,366
Net change in unrealized appreciation (depreciation) of investments and foreign currency	167,435,531	250,504,286
Distributions to preferred shareholders from net investment income	(28,675,922)	(17,381,704)
Net increase in net assets from operations	$263,166,865	$369,351,728
Distributions to common shareholders — From net investment income	$(113,893,498)	$(98,146,376)
Total distributions to common shareholders	$(113,893,498)	$(98,146,376)
Net increase in net assets	$149,273,367	$271,205,352
Net Assets Applicable to Common Shares
At beginning of year	$1,810,822,305	$1,539,616,953
At end of year	$1,960,095,672	$1,810,822,305
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$28,124,220	$19,783,877

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended August 31,				Period Ended
	2006		2005		August 31, 2004(1)
Net asset value — Beginning of year (Common shares)	$24.860		$21.140		$19.100	(3)
Income (loss) from operations
Net investment income(2)	$2.118		$1.757		$1.314
Net realized and unrealized gain	1.890		3.550		2.009
Distributions to preferred shareholders from net investment income(2)	(0.394)		(0.239)		(0.093)
Total income from operations	$3.614		$5.068		$3.230
Less distributions to common shareholders
From net investment income	$(1.564)		$(1.348)		$(1.075)
Total distributions to common shareholders	$(1.564)		$(1.348)		$(1.075)
Preferred and Common shares offering costs charged to paid-in capital(2)	$—		$—		$(0.018)
Preferred Shares underwriting discounts(2)	$—		$—		$(0.097)
Net asset value — End of year (Common shares)	$26.910		$24.860		$21.140
Market value — End of year (Common shares)	$25.550		$21.690		$19.120
Total Investment Return on Net Asset Value	15.66	%(4)	26.05	%(4)	16.84	%(5)
Total Investment Return on Market Value	25.88	%(4)	21.59	%(4)	5.67	%(5)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended August 31,		Period Ended
	2006	2005	August 31, 2004(1)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$1,960,096	$1,810,822	$1,539,617
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.04%	1.08%	1.07	%(7)
Net investment income(6)	8.28%	7.55%	6.97	%(7)
Portfolio Turnover	67%	54%	87%
† The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.32%	1.37%	1.35	%(7)
Net investment income(6)	8.00%	7.26%	6.69	%(7)
Net investment income per share	$2.046	$1.690	$1.261
†† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):†††
Net expenses	0.76%	0.77%	0.78	%(7)
Net investment income	6.02%	5.34%	5.07	%(7)
††† The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.97%	0.97%	0.98	%(7)
Net investment income	5.81%	5.14%	4.87	%(7)
Senior Securities:
Total preferred shares outstanding	28,000	28,000	28,000
Asset coverage per preferred share(8)	$95,030	$89,681	$79,989
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 10, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,864,084, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire August 31, 2014 ($19,534,062), August 31, 2013 ($4,941,063) and August 31, 2012 ($3,388,959). The Fund had net capital losses of

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

$7,577,146 attributable to investment transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending August 31, 2007.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements — The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. The Fund is exposed to credit loss in the event of non-performance by the counterparty. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

L  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

  2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 4,000 shares of APS Series G on December 10, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A, Series B and Series C, approximately monthly for Series E and Series F, and approximately bi-monthly for Series G. The reset period for Series D was changed from an annual to a weekly reset period effective February 03, 2006. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B, Series C, Series D, Series E and Series F. Series G pays accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

Dividend rate ranges for the year ended August 31, 2006 are as indicated below:

Series	Dividend Rate Ranges
Series A	2.45% – 4.80%
Series B	3.00% – 4.72%
Series C	3.25% – 4.72%
Series D	3.295% – 4.75%
Series E	3.45% – 4.75%
Series F	3.50% – 4.80%
Series G	3.73% – 4.75%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on August 31, 2006 are listed below. For the year ended

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

August 31, 2006, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of August 31, 2006	Dividends Paid to Preferred Shareholders for the year ended August 31, 2006	Average APS Dividend Rates for the year ended August 31, 2006
Series A	4.550%	$4,026,837	3.972%
Series B	4.200%	$3,928,400	3.878%
Series C	4.400%	$4,072,233	4.032%
Series D	4.300%	$3,909,058	3.857%
Series E	4.500%	$4,266,570	4.205%
Series F	4.600%	$4,214,704	4.163%
Series G	4.500%	$4,258,120	4.200%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of the distributions declared for the years ended August 31, 2006 and August 31, 2005 were as follows:

	Year Ended August 31, 2006	Year Ended August 31, 2005
Distributions declared from:
Ordinary income	$142,569,420	$115,528,080

During the year ended August 31, 2006, accumulated undistributed net investment income was decreased by $3,350,912 and accumulated net realized loss on investments decreased by $3,350,912 due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$28,871,879
Capital loss carryforwards	$(27,864,084)
Unrealized appreciation	$584,470,910
Other temporary differences	$(8,324,805)

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the year ended August 31, 2006, the advisory fee amounted to $21,781,709. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the year ended August 31, 2006, the Investment Adviser waived $5,125,107 of its advisory fee. The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2006, the Investment Adviser waived $185,431 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,775,942,490 and $1,712,503,215, respectively, for the year ended August 31, 2006.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at August 31, 2006, as determined on a Federal income tax basis, were as follows:

Aggregate cost	$2,069,841,563
Gross unrealized appreciation	$602,764,553
Gross unrealized depreciation	(18,304,019)
Net unrealized appreciation	$584,460,534

The net unrealized appreciation on foreign currency at August 31, 2006 was $10,376.

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. There were no transactions in common shares for the years ended August 31, 2006 and August 31, 2005.

  8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

  9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at August 31, 2006.

10    Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

11  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on June 23, 2006. The following action was taken by the Shareholders:

Item 1:  The election of Ronald A. Pearlman, Norton H. Reamer and Ralph F. Verni as Trustees of the Fund for a three-year term expiring in 2009. Mr. Reamer was elected solely by the holders of the APS.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Ronald A. Pearlman	58,239,800	674,340
Ralph F. Verni	58,286,157	627,983
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer	26,753	764

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), including the portfolio of investments, as of August 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business September 30, 2003 to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Dividend Income Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business September 30, 2003 to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2006

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $159,445,179, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2006 ordinary income dividends, 43.81% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature	Date

Shareholder signature	Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of August 31, 2006, our records indicate that there are 46 registered shareholders and approximately 61,661 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003.	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	167	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2007. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III* 2/23/35	Trustee and Chairman of the Board	Until 2007. 3 years. Trustee since 2003 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	167	None

Norton H. Reamer* 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 4, 2006. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent form N-CSR.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2003.	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Until 2009. 3 years. Trustee since 2005.	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2003	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

*  APS Trustee

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Fund since 2003.

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Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Auditor
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2004-10/06  CE-TADISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for its fiscal years ended August 31, 2005 and August 31, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	08/31/05	08/31/06

Audit Fees	$70,880	$73,710

Audit-Related Fees(1)	5,000	5,000

Tax Fees(2)	8,400	9,620

All Other Fees(3)	0	0

Total	$84,280	$88,330

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by its principal accountant for the registrant’s last two fiscal years; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s last two fiscal years.

Fiscal Years Ended	08/31/05	08/31/06

Registrant	$13,400	$14,620

Eaton Vance(1)	$223,443	$42,100

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues and on matters regarding the state of organization of the company are routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders on all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policy’s guidelines when it believes the situation warrants such a deviation.  The Policies includes voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment advisor identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment advisor will seek instruction on how to vote from the Special Comittee.

Most recent information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Tax-Advantaged Dividend Income Fund

Michael R. Mach, Judith A. Saryan, Thomas H. Luster and Aamer Khan and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Mach, Luster, Khan and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Investment Grade Fixed Income Group.  Mr. Kahn has been an Eaton Vance analyst for more than five years and is a Vice President of EVM and BMR.  Mr. Mach has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Michael R. Mach
Registered Investment Companies	7	$11,483.3	0	$0
Other Pooled Investment Vehicles	2	$4.2	0	$0
Other Accounts	6	$112.8	0	$0
Judith A. Saryan
Registered Investment Companies	6	$8,211.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	5	$7,328.4	0	$0
Other Pooled Investment Vehicles	11	$337.2	0	$0
Other Accounts	0	$0	0	$0
Aamer Khan
Registered Investment Companies	6	$7,046.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael R. Mach	$10,001-$50,000
Judith A. Saryan	$50,001-$100,000
Thomas H. Luster	$10,001-$50,000
Aamer Khan	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 17, 2006

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 17, 2006